United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-21052	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 967-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.

On November 8, 2006, Jarden Corporation, a Delaware corporation (the “Company”), together with Warburg Pincus Private Equity VIII, L. P. and certain of its affiliates (the “Warburg Funds”) and certain other selling stockholders, entered into an Underwriting Agreement (the “ Underwriting Agreement”) with Lehman Brothers Inc., Citigroup Global Markets Inc. and Goldman, Sachs & Co., for themselves and acting as representatives of the underwriters identified on Schedule III thereto (collectively, the “Underwriters”). Subject to the terms and conditions of the Underwriting Agreement, (i) the Company agreed to sell to the Underwriters 4,000,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), (ii) the Warburg Funds agreed to sell to the Underwriters 7,500,000 shares of the Company’s Common Stock, and (iii) certain of the selling stockholders identified in Schedule II to the Underwriting Agreement have granted the Underwriters an option to purchase up to an additional 1,7250,000 shares of the Company’s Common Stock. The shares of Common Stock were offered to the public at a price of $36.25 per share and were delivered on November 14, 2006 in connection with the closing of the transactions contemplated by the Underwriting Agreement. The shares of Common Stock were offered to the Underwriters at a price of $34.891 per share.

The shares are being issued and sold pursuant to Company’s automatic shelf registration statement on Form S-3 (No.333-138302) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Registration Statement”). The Underwriting Agreement contains customary representations, warranties, conditions to closing, indemnification and obligations of the parties. The Company has also agreed to indemnify the Underwriters against certain liabilities, including civil liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the Underwriters may be required to make in respect of those liabilities.

The summary of the foregoing transaction is qualified in its entirety by reference to the text of the Underwriting Agreement, which is attached as Exhibit 1.1 hereto and is incorporated herein by reference to this Form 8-K and into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit	Description

1.1	Underwriting Agreement, dated November 8, 2006, by and among Jarden Corporation, Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., and the other parties on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2006

JARDEN CORPORATION

By:	/s/ Desiree DeStefano
Name: Desiree DeStefano Title: Executive Vice President of Finance

Exhibit Index

Number	Exhibit

1.1	Underwriting Agreement, dated November 8, 2006, by and among Jarden Corporation, Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., and the other parties on the signature pages thereto.